GREENBERG TRAURIG, LLP
MATTHEW S. STEINBERG (Sbn 82969)
JORDAN D. GROTZINGER (sbn 190166)
2450 Colorado Avenue, Suite 400E
Santa Monica, California  90404
Telephone: (310) 586-7700
Facsimile: (310) 586-7800

Attorneys for Plaintiffs
Westgate Entertainment Corporation
and Weyland & Chase Engineering, NV


                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA


WESTGATE ENTERTAINMENT CORPORATION, et al.,     CASE NO. CV-01-04894 FMC (MANx)

                  Plaintiffs,                   STIPULATION AND [PROPOSED] ORDER
                                                FOR DISMISSAL OF ACTION AND
                                                RETENTION OF JURISDICTION
vs.
                                                Hon. Florence Marie Cooper
RMS TITANIC, INC., et al.,

                  Defendants.

         The parties, having entered into a written agreement providing for the settlement of this action, hereby stipulate and agree that pursuant to Rule 41(a)(1)(ii) of the Federal Rules of Civil Procedure, this action shall be dismissed with prejudice, except that the Court shall retain exclusive jurisdiction to enforce the Settlement Agreement, a true copy of which is attached hereto as Exhibit 1.

Dated: _______, 2002                    GREENBERG TRAURIG, LLP


                                        By:________________________________
                                        MATTHEW S. STEINBERG
                                        Attorneys for John Joslyn, Westgate
                                        Entertainment Corporation and Weyland &
                                        Chase Engineering, NV

Dated: _______, 2002                    MARTORELLA & ASSOCIATES


                                        By:________________________________
                                        DANIEL A. MARTORELLA
                                        Attorneys for RMS Titanic, Inc.
                                        and Arnie Geller



         IT IS SO ORDERED.

Dated: _______, 2002



                                        -----------------------------------
                                        UNITED STATES DISTRICT JUDGE